                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      23
                NOTES TO FINANCIAL STATEMENTS      28



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      32

Given the market's ups and downs--diversifying has never been more important.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 20, 2002

Dear Shareholder,

We seem to be at an economic crossroads--good news about the economy and earnings have been offset by escalating concerns abroad. Given the market's ups and downs, taking steps so your portfolio can be properly diversified has never been more important. So how do you decide what to do next?

Contact your financial advisor.

Your financial advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon. Remember, while no portfolio is immune to volatility, owning a variety of stock and fixed-income investments may help manage your portfolio's overall risk and improve its long-term performance potential. When reviewing your investment selections with your financial advisor, be sure to keep your long-term goals in mind--don't let short-term volatility distract you from your long-term retirement planning and investment goals.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN APRIL 2002 DEPICTED AN ECONOMY ON THE PATH OF RECOVERY, BUT MANY MARKET OBSERVERS AND ANALYSTS WERE SLOW TO VIEW RECENT DEVELOPMENTS--SUCH AS IMPROVED PRODUCTIVITY AND STRONG GROWTH--POSITIVELY.

UNEMPLOYMENT DATA, RELEASED EARLY IN THE MONTH, REVEALED NEW JOBS HAD BEEN ADDED TO THE ECONOMY--ALBEIT AT A SUBDUED PACE. THE BELEAGUERED MANUFACTURING SECTOR REPORTED FACTORY PRODUCTION LEVELS THAT WERE CONSISTENT WITH RECENT INCREASES. HOUSING STARTS, ALTHOUGH STILL AT HISTORICALLY HIGH LEVELS, RETREATED MORE THAN ANALYSTS HAD ANTICIPATED. AT THE SAME TIME, RETAIL SALES CONTINUED TO DISPLAY SURPRISING STRENGTH.

CONTENT WITH WHAT THEY PERCEIVED TO BE GOOD--BUT NOT-GOOD-ENOUGH--RESULTS, THESE SAME MARKET OBSERVERS AND ANALYSTS SEEMED SURPRISED WHEN FIRST QUARTER GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, CAME IN AT A STRONGER-THAN-EXPECTED 5.6 PERCENT.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.8%
Jun 00                                                                            5.7%
Sep 00                                                                            1.3%
Dec 00                                                                            1.9%
Mar 01                                                                            1.3%
Jun 01                                                                            0.3%
Sep 01                                                                           -1.3%
Dec 01                                                                            1.7%
Mar 02                                                                            5.6%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 2000--April 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10
                                                                            2.00                               1.90
                                                                            1.75                               1.60
Jan 02                                                                      1.75                               1.10
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Apr 02                                                                      1.75                               1.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2002)

-------------------------------
NYSE Ticker Symbol - VMO
-------------------------------

----------------------------------------------------------------------
Six-month total return(1)                                    1.92%
----------------------------------------------------------------------
One-year total return(1)                                    10.46%
----------------------------------------------------------------------
Five-year average annual total return(1)                     8.35%
----------------------------------------------------------------------
Ten-year average annual total return(1)                      6.86%
----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                 6.81%
----------------------------------------------------------------------
Commencement date                                          4/24/92
----------------------------------------------------------------------
Distribution rate as a % of closing common share market
price(2)                                                     7.07%
----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                11.51%
----------------------------------------------------------------------
Preferred share (Series A) rate(4)                          1.620%
----------------------------------------------------------------------
Preferred share (Series B) rate(4)                          1.600%
----------------------------------------------------------------------
Net asset value                                             $16.87
----------------------------------------------------------------------
Closing common share market price                           $15.19
----------------------------------------------------------------------
Six-month high common share market price (11/07/01)         $16.25
----------------------------------------------------------------------
Six-month low common share market price (03/28/02)          $14.75
----------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming a 38.6% federal income tax bracket.

(4) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2002
- AAA/Aaa............  66.8%   [PIE CHART]
- AA/Aa..............  10.4%
- A/A................  17.3%
- BBB/Baa............   4.0%
- BB/Ba..............   0.4%
- Non-Rated..........   1.1%
As of October 31, 2001
- AAA/Aaa............  65.2%   [PIE CHART]
- AA/Aa..............  11.2%
- A/A................  18.1%
- BBB/Baa............   3.8%
- BB/Ba..............   0.6%
- Non-Rated..........   1.1%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2002, for common shares)
[BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
11/01                                                                      0.0830                             0.0000
12/01                                                                      0.0830                             0.2410
1/02                                                                       0.0875                             0.0000
2/02                                                                       0.0895                             0.0000
3/02                                                                       0.0895                             0.0000
4/02                                                                       0.0895                             0.0000

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2002                    OCTOBER 31, 2001
                                                                       --------------                    ----------------
Health Care                                                                15.0%                              14.9%
Wholesale Electric                                                         13.8%                              12.3%
General Purpose                                                            11.0%                              13.2%
Retail Electric/Gas/Telephone                                               9.9%                              10.0%
Transportation                                                              9.4%                              10.6%

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--April 1992 through April 2002)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
4/92                                                                      14.9500                            14.9500
                                                                          15.5900                            14.8750
                                                                          15.7500                            15.1250
                                                                          15.6500                            15.0000
                                                                          16.4700                            15.8750
                                                                          16.9500                            15.8750
                                                                          17.4400                            16.2500
12/93                                                                     17.4400                            16.0000
                                                                          15.4100                            14.1250
                                                                          15.2500                            14.6250
                                                                          14.9900                            13.3750
12/94                                                                     14.3000                            12.7500
                                                                          15.6100                            14.0000
                                                                          15.2300                            13.8750
                                                                          15.4800                            13.5000
12/95                                                                     16.6200                            13.5000
                                                                          15.8200                            13.7500
                                                                          15.6200                            13.5000
                                                                          15.9800                            13.6250
12/96                                                                     16.2400                            13.5000
                                                                          15.9400                            13.7500
                                                                          16.4600                            14.5620
                                                                          16.9400                            15.1250
12/97                                                                     17.3300                            15.5000
                                                                          17.3000                            15.6250
                                                                          17.2600                            15.6250
                                                                          17.8100                            16.6875
12/98                                                                     17.5400                            16.6875
                                                                          17.3800                            16.5625
                                                                          16.5400                            15.1250
                                                                          16.0500                            13.8750
12/99                                                                     15.5000                            13.1250
                                                                          15.9000                            13.2500
                                                                          15.9000                            13.6250
                                                                          16.1400                            14.1250
12/00                                                                     17.0500                            14.6250
                                                                          17.2000                            15.2300
                                                                          16.9600                            15.3200
                                                                          17.3500                            15.8400
12/01                                                                     16.6200                            15.5200
                                                                          16.4800                            14.8000
4/02                                                                      16.8700                            15.1900

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER FOR VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED
THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX-MONTH PERIOD
ENDING APRIL 30, 2002. DENNIS PIETRZAK, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1968. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market over the past six
months has been driven by shifting expectations about the future growth of the economy. As economic indicators wavered between encouraging and disappointing evidence of a sustained recovery, investors responded by driving yields in diverging directions from one month to the next. The result was a decidedly choppy market.

    In November and December of 2001, the first two months of the period, investors appeared to assume an imminent economic recovery. Fears that credit demand and inflation would soon rise in tandem with the economy's improving strength drove yields up across the market.

    Those fears were allayed in the first two months of 2002 as economic indicators began to be more mixed. Investors began to sense that the economy's recovery, and the concurrent upward pressure on interest rates, might not occur as quickly as they had previously anticipated. The resulting market rally sent yields lower in January and February as Wall Street economists pushed back their timetable for future Federal Reserve ("Fed") tightening.

    The next two months saw even sharper reversals of fortune for the municipal bond market. In March, the market posted one of its worst months of the past 20 years in the wake of unexpectedly strong employment and manufacturing numbers. The market then rallied strongly in April as continued volatility in the equity market caused investors to turn to the perceived relative safety of tax-exempt bonds.

    While yields were volatile during the period, we believe the municipal market on the whole remained fairly well balanced between supply and demand. Municipalities continued to take advantage of low interest rates by issuing new bonds, and issuance overall was up 10 percent for the first three months of 2002 compared to the same period one year earlier. Retail investors continued to show strong demand for the asset class as an alternative to volatile equity returns.

    The portfolio continued to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.0895 per share translated to a distribution rate of 7.07 percent based on the trust's closing common share market price on April 30, 2002. Based on these figures, investors would have to earn a distribution rate of 11.51 percent on a taxable investment (for an investor in the 38.6 percent federal income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2002, the trust produced a total return of 1.92 percent based on common share market price. This reflects a decrease in common share market price from $15.65 per share on October 31, 2001 to $15.19 per share on April 30, 2002.

    Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Investment return and principal value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 1.08 percent for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN THIS ENVIRONMENT?

A   Consistent with our long-term
strategy, we remained focused on adjusting the portfolio to try to take advantage of relative value opportunities in the market. Our trading focused on capturing value between various states and sectors, which become more or less attractive over time due to supply and demand imbalances. Once the securities reached our performance targets, we sold the securities and rotated into others that we believed offered better total return potential. In addition, we anticipated that the healthcare sector in general was likely to experience spread tightening. We boosted the portfolio's exposure through selective purchases of bonds that we felt were most likely to benefit from such shifts. We also sold several of the trust's discount-coupon holdings that had performed strongly and replaced them with longer discount bonds that appeared to have more attractive structural characteristics.

    The portfolio experienced a fair amount of call activity. Many of the trust's holdings were issued in a time of higher interest rates, and as a result are especially attractive candidates for refinancing in the current, lower interest rate environment. We will continue to monitor these holdings and will attempt to minimize any adverse impact by selectively replacing callable issues when the market offers what we believe are more attractive opportunities elsewhere. Due to the tragic events of September 11, we also reduced our holdings of bonds backed by airline revenues.

    Through our quantitative analysis, we determined that the intermediate portion of the yield curve offered the best potential for superior returns. As a result, we also sought to take advantage of issuance of bonds with premium coupons that are priced to their call date. These credits have historically offered the advantage of strong income as well as moderate vulnerability to changes in interest rates. Through careful security selection, we were able to find several attractive issues that met this profile and added them to the portfolio.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We will continue to watch the economy for any acceleration in growth that would cause the Fed to boost rates. With interest rates this low, it may be difficult to keep inflationary fears out of the picture for long. As a result, we expect that there may be increasing pressure on the Fed to act in the coming months, which may drive yields higher, particularly on the short end of the curve.

    For the municipal market, we expect that issuance will remain steady. Rising interest rates could put a damper on refinancing activity, but voters in most areas appear to be amenable to ballot initiatives that result in debt financing. We anticipate that equity market sentiment may continue to be a key driver of investor appetite for municipal bonds. In our view, as long as stocks remain volatile, the municipal market is likely to continue to enjoy positive inflows.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

COUPON RATE: The stated rate of interest a bond pays on an annual basis, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value or "par value". Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

PREMIUM BOND: A bond whose market price is above its face value, or "par value." Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           MUNICIPAL BONDS  157.0%
           ALABAMA  1.5%
$ 1,500    Birmingham Baptist Med Ctr AL Baptist Hlth
           Sys Ser A..................................   5.875%   11/15/24   $  1,500,540
  2,435    Marshall Cnty, AL Hlth Care Ser C (f)......   6.000    01/01/32      2,334,605
    384    Mobile, AL Indl Dev Brd Solid Waste Disp
           Rev Mobile Energy Svcs Co Proj Rfdg (a)
           (b)........................................   6.950    01/01/20         59,578
                                                                             ------------
                                                                                3,894,723
                                                                             ------------
           ARIZONA  0.4%
  1,000    Scottsdale, AZ Indl Dev Auth Hosp Rev
           Scottsdale Hlthcare........................   5.800    12/01/31      1,001,820
                                                                             ------------

           ARKANSAS  1.2%
  3,035    Fort Smith, AR Wtr & Swr Rev Ser A Rfdg
           (FSA Insd).................................   5.250    10/01/16      3,171,332
                                                                             ------------

           CALIFORNIA  2.7%
    585    California Rural Home Mtg Fin Auth Single
           Family Mtg Rev Ser C (GNMA
           Collateralized)............................   7.800    02/01/28        665,168
  5,000    Contra Costa, CA Home Mtg Fin Auth Home Mtg
           Rev (Escrowed to Maturity) (MBIA Insd).....    *       09/01/17      2,203,400
  4,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Conv Cap Apprec Sr Lien Ser A (Escrowed
           to Maturity) (c)........................... 0/7.050    01/01/10      4,108,160
                                                                             ------------
                                                                                6,976,728
                                                                             ------------
           COLORADO  4.9%
  2,000    Arapahoe Cnty, CO Cap Impt Trust Fd Hwy Rev
           E-470 Proj Ser B (Prerefunded @
           08/31/05)..................................   7.000    08/31/26      2,315,800
  3,100    Colorado Hlth Fac Auth Rev Catholic Hlth
           Initiatives................................   5.250    09/01/21      3,064,536
  1,000    Colorado Hlth Facs Auth Rev Hosp Portercare
           Adventist Hlth.............................   6.500    11/15/31      1,039,990

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           COLORADO (CONTINUED)
$ 1,000    Colorado Hsg Fin Auth Multi-Family Hsg Ins
           Mtg Ser B2 (FHA Gtd).......................   5.800%   10/01/28   $  1,006,880
    691    Colorado Hsg Fin Auth Single Family Pgm Sr
           Ser A2.....................................   7.250    05/01/27        748,892
    470    Colorado Hsg Fin Auth Single Family Pgm Sr
           Ser C1.....................................   7.550    11/01/27        489,406
  1,000    Denver, CO City & Cnty Arpt Rev Ser B (MBIA
           Insd)......................................   6.250    11/15/07      1,108,980
  1,005    Greeley, CO Multi-Family Rev Hsg Mtg Creek
           Stone (FHA Gtd)............................   5.950    07/01/28      1,018,125
  1,000    Highlands Ranch Metro Dist No 2 CO Rfdg
           (FSA Insd).................................   6.500    06/15/11      1,179,020
  1,250    Metropolitan Football Stadium Dist CO Sales
           Tax Rev Cap Apprec Ser A (MBIA Insd).......    *       01/01/11        837,725
                                                                             ------------
                                                                               12,809,354
                                                                             ------------
           CONNECTICUT  2.5%
  3,250    Connecticut St Spl Oblig Pkg Rev Bradley
           Intl Arpt Ser A (ACA Insd).................   6.600    07/01/24      3,405,967
  1,000    Mashantucket Western Pequot Tribe CT Spl
           Rev Ser A, 144A--Private Placement (d).....   6.400    09/01/11      1,066,800
    840    Mashantucket Western Pequot Tribe CT Spl
           Rev Ser A, 144A--Private Placement
           (Escrowed to Maturity) (d).................   6.500    09/01/06        956,021
  1,000    Mashantucket Western Pequot Tribe CT Spl
           Rev Ser A, 144A--Private Placement
           (Prerefunded @ 09/01/07) (d)...............   6.400    09/01/11      1,156,650
                                                                             ------------
                                                                                6,585,438
                                                                             ------------
           FLORIDA  1.8%
  2,000    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
           Insd)......................................   5.950    07/01/20      2,195,900
  2,375    North Broward, FL Hosp Dist Rev Impt.......   6.000    01/15/31      2,396,470
                                                                             ------------
                                                                                4,592,370
                                                                             ------------
           GEORGIA  4.3%
  2,543    Fulton Cnty, GA Lease Rev (e)..............   7.250    06/15/10      2,831,356
  7,000    Georgia Muni Elec Auth Pwr Rev Ser A (MBIA
           Insd)......................................   6.500    01/01/20      8,290,380
                                                                             ------------
                                                                               11,121,736
                                                                             ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           ILLINOIS  18.8%
$ 2,000    Bolingbrook, IL Cap Apprec Ser C Rfdg (MBIA
           Insd)......................................    *       01/01/23   $    623,280
  6,000    Chicago, IL Brd Ed Cap Apprec Sch Reform
           B-1 (FGIC Insd)............................    *       12/01/26      1,455,420
  2,000    Chicago, IL Brd of Ed (FGIC Insd)..........   5.500%   12/01/31      2,025,140
  3,000    Chicago, IL Midway Arpt Rev Ser A (FSA
           Insd)......................................   5.100    01/01/31      2,813,280
  5,000    Chicago, IL O'Hare Intl Arpt Rev Genl Arpt
           Second Lien Ser A Rfdg (MBIA Insd).........   6.375    01/01/12      5,442,100
  1,000    Chicago, IL O'Hare Intl Arpt Rev Second
           Lien Passenger Fac B (AMBAC Insd)..........   5.125    01/01/32        957,340
  2,000    Chicago, IL Pk Dist Hbr Fac Rev............   5.875    01/01/16      2,141,340
  6,400    Chicago, IL Sch Fin Auth Ser A (MBIA
           Insd)......................................   5.000    06/01/09      6,642,560
    460    Chicago, IL Single Family Mtg Rev Ser A
           (GNMA Collateralized)......................   7.000    09/01/27        496,828
    405    Chicago, IL Single Family Mtg Rev Ser B
           (GNMA Collateralized)......................   7.625    09/01/27        457,164
  1,000    Chicago, IL Wastewtr Transmission Rev (MBIA
           Insd)......................................   5.750    01/01/25      1,046,080
  1,000    Cook Cnty, IL Cap Impt Ser A (FGIC Insd)...   5.000    11/15/23        969,830
  2,000    Cook Cnty, IL Cmnty Cap Apprec (FSA Insd)..    *       12/01/10      1,358,000
  2,500    DuPage Cnty, IL Trans Rev (FSA Insd).......   5.750    01/01/17      2,679,100
  7,845    DuPage, IL Wtr Commn Rfdg..................   5.250    03/01/10      8,495,900
  2,000    Illinois Hlth Facs Auth Rev Loyola Univ
           Hlth Sys Ser A.............................   6.125    07/01/31      1,998,440
  3,285    Illinois Hlth Facs Auth Rev Midwest
           Physician Group Ltd Proj (Prerefunded @
           11/15/04)..................................   8.125    11/15/19      3,786,981
    805    Illinois Hsg Dev Auth Rev Homeowner Mtg
           G2.........................................   6.050    08/01/29        832,145
  1,000    Metropolitan Pier & Expo Auth IL Dedicated
           St Tax Rev McCormick Pl Expn Proj Rfdg
           (FGIC Insd)................................   5.500    12/15/24      1,023,570
  1,410    Sangamon Cnty, IL Cmnty Unit Sch Dist No 5
           (FGIC Insd)................................   6.400    12/01/03      1,500,367
  1,865    Sangamon Cnty, IL Cmnty Unit Sch Dist No 5
           (FGIC Insd)................................   6.500    12/01/05      2,079,251
                                                                             ------------
                                                                               48,824,116
                                                                             ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           INDIANA  3.7%
$ 3,270    Allen Cnty, IN War Mem Coliseum Ser A
           (AMBAC Insd)...............................   5.500%   11/01/16   $  3,452,956
  1,750    Indiana Hlth Fac Fin Auth Rev Hlth Sys
           Sisters St Francis.........................   5.500    11/01/31      1,731,100
  1,000    Indiana St Dev Fin Auth Rev Exempt Fac
           Rfdg.......................................   5.950    08/01/30        931,590
  1,210    North Adams, IN Cmnty Sch Cap Apprec First
           Mtg (FSA Insd).............................    *       01/15/16        593,057
  2,500    Purdue Univ, IN Univ Rev Student Fee Ser B
           (Prerefunded @ 01/01/05)...................   6.750    07/01/09      2,817,275
                                                                             ------------
                                                                                9,525,978
                                                                             ------------
           IOWA  0.8%
  1,890    Des Moines, IA Pub Pkg Sys Rev Ser A (FGIC
           Insd)......................................   5.750    06/01/17      2,014,929
                                                                             ------------

           KENTUCKY  2.9%
  1,475    Kenton Cnty, KY Arpt Brd Rev Cincinnati/
           Northn KY Intl Arpt Ser A Rfdg (MBIA
           Insd)......................................   6.200    03/01/08      1,628,356
  2,000    Kentucky Hsg Corp Hsg Rev Ser F (FNMA
           Collateralized)............................   5.450    01/01/32      1,951,020
  1,250    Kentucky St Tpk Auth Econ Dev
           Revitalization Proj Rfdg (Prerefunded @
           01/01/11) (FSA Insd).......................   5.625    07/01/13      1,362,587
  2,345    Kentucky St Tpk Auth Econ Dev
           Revitalization Proj Rfdg (FSA Insd)........   5.625    07/01/14      2,538,627
                                                                             ------------
                                                                                7,480,590
                                                                             ------------
           MAINE  1.0%
  1,575    Maine Edl Ln Auth Rev Supplemental Pgm Ser
           A1.........................................   7.000    12/01/16      1,620,234
    870    Maine Edl Ln Auth Rev Supplemental Pgm Ser
           A2.........................................   7.150    12/01/16        895,465
                                                                             ------------
                                                                                2,515,699
                                                                             ------------
           MASSACHUSETTS  5.1%
  4,000    Massachusetts Muni Whsl Elec Co Project 6 A
           (MBIA Insd)................................   5.250    07/01/15      4,177,560
  3,000    Massachusetts St Dev Fin Agy Semass Sys Ser
           A (MBIA Insd)..............................   5.625    01/01/16      3,229,230
  1,000    Massachusetts St Grant Antic Nt Ser A......   5.750    06/15/15      1,088,850

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           MASSACHUSETTS (CONTINUED)
$ 1,500    Massachusetts St Hlth & Ed Fac Auth Partn
           Hlthcare Sys Ser C.........................   5.750%   07/01/32   $  1,511,925
  3,000    Plymouth Cnty, MA Ctfs Partn Ser A
           (Prerefunded @ 10/01/02)...................   7.000    04/01/22      3,127,560
                                                                             ------------
                                                                               13,135,125
                                                                             ------------
           MICHIGAN  3.0%
  2,000    Michigan St Ctf Part (AMBAC Insd)..........   5.500    06/01/27      2,035,800
  1,000    Michigan St Strategic Fd Detroit Edison
           Pollutn Ctl Ser B Rfdg.....................   5.650    09/01/29        982,560
  4,500    Monroe Cnty, MI Pollutn Ctl Rev Coll
           Detroit Edison Monroe Ser 1 (MBIA Insd)....   6.875    09/01/22      4,649,670
                                                                             ------------
                                                                                7,668,030
                                                                             ------------
           MINNESOTA  0.4%
  1,000    Chaska, MN Elec Rev Ser A..................   6.100    10/01/30      1,041,110
                                                                             ------------

           MISSISSIPPI  2.3%
    350    Gulfport, MS Hosp Fac Rev Mem Hosp at
           Gulfport Proj A............................   5.750    07/01/31        346,062
  3,535    Mississippi Home Corp Single Family Rev Mtg
           Ser C (GNMA Collateralized)................   7.600    06/01/29      3,964,008
  1,515    Mississippi Home Corp Single Family Rev Mtg
           Ser F (GNMA Collateralized)................   7.550    12/01/27      1,654,744
                                                                             ------------
                                                                                5,964,814
                                                                             ------------
           MISSOURI  1.4%
    265    Saint Louis Cnty, MO Single Family Mtg Rev
           (MBIA Insd)................................   6.900    04/01/16        275,778
  3,000    Sikeston, MO Elec Rev Rfdg (MBIA Insd)
           (g)........................................   6.200    06/01/10      3,450,900
                                                                             ------------
                                                                                3,726,678
                                                                             ------------
           NEBRASKA  1.7%
  4,500    Omaha Convention Hotel Corp Convention Ctr
           Ser A (AMBAC Insd).........................   5.125    04/01/32      4,428,720
                                                                             ------------

           NEW HAMPSHIRE  1.4%
  2,500    New Hampshire Hlth & Ed Fac Univ Sys of NH
           (AMBAC Insd)...............................   5.500    07/01/15      2,688,300
  1,000    New Hampshire Hlth & Ed Facs Hlthcare Sys
           Covenant Hlth..............................   6.125    07/01/31      1,008,610
                                                                             ------------
                                                                                3,696,910
                                                                             ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           NEW JERSEY  8.6%
$20,000    New Jersey Econ Dev Auth St Contract Econ
           Recovery (MBIA Insd).......................   5.900%   03/15/21   $ 22,377,600
                                                                             ------------

           NEW MEXICO  1.6%
    330    Hobbs, NM Single Family Mtg Rev Rfdg.......   8.750    07/01/11        342,662
  3,605    New Mexico Mtg Fin Auth Single Family Mtg
           Pgm Ser G (GNMA Collateralized)............   7.250    07/01/26      3,878,475
                                                                             ------------
                                                                                4,221,137
                                                                             ------------
           NEW YORK  15.4%
  2,000    Metropolitan Tran Auth NY Commuter Fac Rev
           Contract...................................   5.500    07/01/14      2,142,420
 10,000    New York City Ser A........................   7.000    08/01/07     11,398,200
  3,000    New York City Ser A Rfdg...................   7.000    08/01/05      3,340,680
  2,500    New York St Dorm Auth Lease Mun Hlth Facs
           Impt Ser 1 (FSA Insd)......................   5.500    01/15/12      2,730,925
  1,500    New York St Dorm Auth Rev Mental Hlth Svcs
           Fac Ser A..................................   5.750    08/15/12      1,606,485
  1,747    New York St Mtg Agy Rev Homeowner Mtg Ser
           58.........................................   6.400    04/01/27      1,847,487
  2,000    New York St Mtg Agy Rev Homeowner Mtg Ser
           90.........................................   6.350    10/01/30      2,128,340
  6,400    New York St Twy Auth Svc Contract Rev Loc
           Hwy & Bldg.................................   5.750    04/01/09      6,935,040
  3,500    Port Auth NY & NJ Cons 97th Ser (FGIC
           Insd)......................................   6.650    01/15/23      3,705,800
  4,000    Port Auth NY & NJ Spl Oblig Rev Spl Proj
           JFK Intl Arpt Terminal 6 (MBIA Insd).......   5.750    12/01/22      4,175,720
                                                                             ------------
                                                                               40,011,097
                                                                             ------------
           NORTH CAROLINA  5.4%
  1,500    North Carolina Eastn Muni Pwr Agy Pwr Sys
           Rev Ser D..................................   6.700    01/01/19      1,598,700
 11,000    North Carolina Muni Pwr Agy No 1 Catawba
           Elec Rev Rfdg (MBIA Insd)..................   6.000    01/01/12     12,452,000
                                                                             ------------
                                                                               14,050,700
                                                                             ------------
           NORTH DAKOTA  0.5%
  1,250    North Dakota St Hsg Fin Agy Ser C..........   5.550    07/01/29      1,237,775
                                                                             ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           OHIO  4.4%
$ 1,000    Akron, OH Ctfs Partn Akron Muni Baseball
           Stad Proj..................................   6.500%   12/01/07   $  1,075,340
  1,190    Bowling Green St Univ OH (FGIC Insd).......   5.750    06/01/14      1,304,502
    500    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
           Proj.......................................   7.500    01/01/30        540,410
  2,000    Lorain Cnty, OH Hosp Rev Catholic Hlthcare
           A Impt & Rfdg..............................   5.250    10/01/33      1,912,580
  3,000    Lucas Cnty, OH Hosp Rev Promedica Hlthcare
           Oblig (MBIA Insd)..........................   6.000    11/15/07      3,350,160
  1,000    Ohio St Air Quality Dev Auth Rev JMG
           Funding Ltd Partn Proj Rfdg (AMBAC Insd)...   6.375    04/01/29      1,084,080
  2,965    Pickerington, OH Loc Sch Dist Cap Apprec
           Sch Facs Contr (FGIC Insd).................    *       12/01/10      2,028,179
                                                                             ------------
                                                                               11,295,251
                                                                             ------------
           OKLAHOMA  3.2%
  1,300    Sapulpa, OK Muni Auth Cap Impt Rev Rfdg
           (FSA Insd).................................   5.750    07/01/30      1,368,406
  1,000    Tulsa Cnty, OK Pub Fac Auth Cap Impt Rev
           (AMBAC Insd)...............................   6.250    11/01/22      1,101,470
  2,000    Tulsa, OK Indl Auth Hosp Rev Hillcrest Med
           Cent Proj Rfdg (Escrowed to Maturity)
           (Connie Lee Insd)..........................   6.125    06/01/05      2,185,640
  3,140    Tulsa, OK Indl Auth Hosp Rev Hillcrest Med
           Cent Proj Rfdg (Escrowed to Maturity)
           (Connie Lee Insd)..........................   6.250    06/01/08      3,568,076
                                                                             ------------
                                                                                8,223,592
                                                                             ------------
           OREGON  2.0%
  5,000    Oregon St Dept Admin Ser C Rfdg (MBIA
           Insd)......................................   5.250    11/01/18      5,135,100
                                                                             ------------

           PENNSYLVANIA  8.8%
  6,655    Berks Cnty, PA Muni Auth Rev Highlands at
           Wyomissing Proj Ser B (Prerefunded @
           10/01/02)..................................   6.875    10/01/17      6,800,744
  5,000    Geisinger Auth PA Hlth Sys Ser A
           (Prerefunded @ 07/01/02)...................   6.400    07/01/22      5,140,900
  1,000    Harrisburg, PA Cap Apprec Rfdg Nts Ser F
           (AMBAC Insd)...............................    *       03/15/15        523,540
  1,865    Harrisburg, PA Cap Apprec Rfdg Ser D (AMBAC
           Insd)......................................    *       09/15/15        952,176

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           PENNSYLVANIA (CONTINUED)
$ 1,865    Harrisburg, PA Cap Apprec Rfdg Ser D (AMBAC
           Insd)......................................    *       03/15/16   $    913,589
  1,500    Pennsylvania St Higher Edl UPMC Hlth Sys
           Ser A......................................   6.000%   01/15/31      1,504,755
  1,000    Pennsylvania St Tpk Comn Oil Sub Ser B
           (AMBAC Insd)...............................   4.750    12/01/27        921,030
  1,500    Philadelphia, PA Auth for Indl Ser B (FSA
           Insd)......................................   5.125    10/01/26      1,473,285
  1,500    Philadelphia, PA Gas Wks Rev First Ser A
           (FSA Insd).................................   5.000    07/01/26      1,447,875
  1,000    Philadelphia, PA Sch Dist Ser A (FSA
           Insd)......................................   5.750    02/01/13      1,099,020
  2,050    Southeastern, PA Trans Auth PA Spl Rev Ser
           A (FGIC Insd)..............................   4.750    03/01/24      1,916,319
                                                                             ------------
                                                                               22,693,233
                                                                             ------------
           SOUTH CAROLINA  1.5%
  4,000    Anderson Cnty, SC Jt Mun Wtr (FSA Insd)....   5.000    07/15/32      3,833,840
                                                                             ------------

           SOUTH DAKOTA  1.1%
  1,375    Deadwood, SD Ctfs Partn (ACA Insd).........   6.375    11/01/20      1,445,139
  1,285    South Dakota St Hlth & Edl Fac Auth
           Vocational Ed Pgm Ser A (AMBAC Insd).......   5.400    08/01/13      1,346,976
                                                                             ------------
                                                                                2,792,115
                                                                             ------------
           TENNESSEE  0.9%
  1,000    Elizabethton, TN Hlth & Ed Fac Brd Rev Hosp
           First Mtg Ser B Impt & Rfdg................   8.000    07/01/33      1,116,290
  1,000    Johnson City, TN Hlth & Edl Fac Brd Hosp
           Rev First Mtg Mtn St Hlth Ser A Rfdg (MBIA
           Insd)......................................   7.500    07/01/25      1,215,010
                                                                             ------------
                                                                                2,331,300
                                                                             ------------
           TEXAS  13.8%
    980    Austin, TX Utility Sys Rev Comb (AMBAC
           Insd)......................................   6.500    11/15/05      1,093,131
     20    Austin, TX Utility Sys Rev Prerfdg Comb
           (Escrowed to Maturity) (AMBAC Insd)........   6.500    11/15/05         22,421
  2,500    Brazos River Auth TX Pollutn Adj TX Elec Co
           Proj Ser C Rfdg............................   5.750    05/01/36      2,530,450
  2,545    Dallas Cnty, TX Cmnty College Fin Sys
           (AMBAC Insd)...............................   5.375    02/15/17      2,619,823
  3,000    Dallas Cnty, TX Util & Reclamation Dist Ser
           B Rfdg (AMBAC Insd)........................   5.875    02/15/29      3,109,650

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           TEXAS (CONTINUED)
$ 5,500    Dallas Fort Worth, TX Intl Jt Ser A Impt &
           Rfdg (FGIC Insd)...........................   5.500%   11/01/31   $  5,456,330
  1,525    Dallas-Fort Worth, TX Intl Arpt Fac Impt
           Corp Rev Delta Airl Inc....................   7.625    11/01/21      1,512,327
  1,500    Dallas-Fort Worth, TX Intl Arpt Rev Jt Ser
           A (FGIC Insd)..............................   5.750    11/01/30      1,528,800
  3,000    Houston, TX Arpt Sys Rev Sub Lien Ser A
           (FSA Insd).................................   5.625    07/01/30      3,027,090
  1,000    Irving, TX Indpt Sch Dist Rfdg (PSF Gtd)...   5.000    02/15/31        945,300
  1,500    Metropolitan Hlth Fac Dev Corp TX Wilson N
           Jones Mem Hosp Proj........................   7.250    01/01/31      1,557,375
  5,000    North Cent, TX Hlth Fac Dev Hosp Childrens
           Med Ctr Dallas (AMBAC Insd) (f)............   5.250    08/15/32      4,875,950
  1,750    Sabine River Auth TX Pollutn Ctl Rev TX
           Elec Proj Ser A Rfdg.......................   6.450    06/01/21      1,776,897
  4,500    San Antonio, TX Wtr Rev Sys Rfdg (FSA
           Insd)......................................   5.000    05/15/28      4,288,455
  1,412    Texas Gen Svcs Comm Partn Int Lease Purch
           Ctfs.......................................   7.250    08/01/11      1,436,349
                                                                             ------------
                                                                               35,780,348
                                                                             ------------
           VIRGINIA  3.2%
  8,200    Roanoke, VA Indl Dev Auth Hosp Rev Roanoke
           Mem Hosp Ser B Rfdg (MBIA Insd)............   6.250    07/01/20      8,411,478
                                                                             ------------

           WASHINGTON  19.1%
  9,850    Bellevue, WA Convention Cent Comp Int Rfdg
           (MBIA Insd)................................    *       02/01/25      2,723,919
  3,750    Chelan Cnty, WA Pub Util Dist No. 001 Cons
           Rev Chelan Hydro Ser A (MBIA Insd).........   5.600    01/01/36      3,769,875
  5,000    Energy Northwest WA Elec Rev Columbia
           Generating Ser A Rfdg (FSA Insd)...........   5.500    07/01/16      5,276,600
  5,000    Grant Cnty, WA Pub Util Dist Ser H Rfdg
           (FSA Insd).................................   5.375    01/01/14      5,301,400
  2,000    Port Seattle, WA Rev Ser B (MBIA Insd).....   5.625    02/01/24      2,034,120
  1,400    Seattle, WA Wtr Sys Rev (FGIC Insd)........   5.250    03/01/24      1,393,588
  4,000    Tacoma, WA Elec Sys Rev Ser B Rfdg (FSA
           Insd)......................................   5.500    01/01/11      4,354,640
  9,975    Washington St Pub Pwr Supply Ser B (MBIA
           Insd)......................................   5.600    07/01/15     10,418,489
     25    Washington St Pub Pwr Supply Ser B
           (Prerefunded @ 07/01/03) (MBIA Insd).......   5.600    07/01/15         26,509

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           WASHINGTON (CONTINUED)
$10,975    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 1 Rev Ser A (MBIA Insd)............   5.700%   07/01/17   $ 11,368,673
  5,125    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 3 Rev Ser C Rfdg (MBIA Insd).......    *       07/01/14      2,796,559
                                                                             ------------
                                                                               49,464,372
                                                                             ------------
           WEST VIRGINIA  3.2%
  8,000    Harrison Cnty, WV Cmnty Solid Waste Disp
           Rev West Penn Pwr Co Proj Ser A (MBIA Insd)
           (g)........................................   6.875    04/15/22      8,187,680
                                                                             ------------

           WISCONSIN  2.2%
  1,500    Southeast WI Professional Baseball Pk Dist
           Sales Tax Rev Ser A Rfdg (MBIA Insd).......   5.500    12/15/20      1,602,375
  2,100    Wisconsin Hsg & Econ Dev Auth Home
           Ownership Rev Ser F........................   5.250    07/01/29      1,989,456
  1,120    Wisconsin Hsg & Econ Dev Ser G.............   5.950    03/01/31      1,143,778
  1,000    Wisconsin St Hlth & Ed Fac Auth Rev
           Froedert & Cmnty Hlth Oblig................   5.375    10/01/30        936,490
                                                                             ------------
                                                                                5,672,099
                                                                             ------------
           WYOMING  0.3%
    760    Wyoming Cmnty Dev Auth Hsg Rev Ser 2.......   6.350    06/01/29        789,678
                                                                             ------------

TOTAL INVESTMENTS  157.0%
  (Cost $379,585,700).....................................................    406,684,595
OTHER ASSETS IN EXCESS OF LIABILITIES  1.0%...............................      2,443,387
PREFERRED SHARES  (58.0%).................................................   (150,155,373)
                                                                             ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%............................   $258,972,609
                                                                             ============

*  Zero coupon bond

(a) Non-income producing security.

(b) This borrower has filed for protection in federal bankruptcy court.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(e) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(f) Securities purchased on a when-issued or delayed delivery basis.

(g) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.
PSF--Public School Fund

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $379,585,700).......................  $406,684,595
Receivables:
  Interest..................................................     6,239,506
  Investments Sold..........................................     4,429,930
Other.......................................................           785
                                                              ------------
    Total Assets............................................   417,354,816
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     7,153,218
  Custodian Bank............................................       443,923
  Investment Advisory Fee...................................       200,353
  Administrative Fee........................................        66,784
  Affiliates................................................         8,147
Accrued Expenses............................................       187,901
Trustees' Deferred Compensation and Retirement Plans........       166,508
                                                              ------------
    Total Liabilities.......................................     8,226,834
Preferred Shares............................................   150,155,373
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $258,972,609
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($258,972,609 divided by
  15,352,891 shares outstanding)............................  $      16.87
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 15,352,891 shares issued and
  outstanding)..............................................  $    153,529
Paid in Surplus.............................................   226,719,758
Net Unrealized Appreciation.................................    27,098,895
Accumulated Undistributed Net Investment Income.............     3,322,178
Accumulated Net Realized Gain...............................     1,678,249
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $258,972,609
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 6,000 issued with liquidation preference of
  $25,000 per share)........................................  $150,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $408,972,609
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $11,483,047
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,218,823
Administrative Fee..........................................      406,275
Preferred Share Maintenance.................................      197,381
Trustees' Fees and Related Expenses.........................       23,538
Legal.......................................................       18,553
Custody.....................................................       11,584
Other.......................................................      117,180
                                                              -----------
    Total Expenses..........................................    1,993,334
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 9,489,713
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 1,679,723
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   36,082,201
  End of the Period.........................................   27,098,895
                                                              -----------
Net Unrealized Depreciation During the Period...............   (8,983,306)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(7,303,583)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $(1,538,560)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $   647,570
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2002     OCTOBER 31, 2001
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  9,489,713        $ 19,392,553
Net Realized Gain..................................      1,679,723           7,960,409
Net Unrealized Appreciation/Depreciation During the
  Period...........................................     (8,983,306)         11,734,453
Distributions to Preferred Shareholders:
  Net Investment Income............................       (402,547)         (4,883,993)
  Net Realized Gain................................     (1,136,013)           (125,574)
                                                      ------------        ------------
CHANGE IN NET ASSETS FROM OPERATIONS...............        647,570          34,077,848
Distributions to Common Shareholders:
  Net Investment Income............................     (8,013,891)        (14,139,658)
  Net Realized Gain................................     (3,700,046)                -0-
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................    (11,066,367)         19,938,190
NET ASSETS:
Beginning of the Period............................    270,038,976         250,100,786
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $3,322,178
  and $1,746,294, respectively)....................   $258,972,609        $270,038,976
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                               SIX MONTHS
                                                 ENDED
                                               APRIL 30,    ----------------------------
                                                2002 (f)     2001       2000      1999
                                               -----------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD (a)..................................  $ 17.59     $ 16.29   $  15.67   $ 17.61
                                                -------     -------   --------   -------
  Net Investment Income.......................      .62        1.26       1.27      1.25
  Net Realized and Unrealized Gain/Loss.......     (.48)       1.29        .65     (1.97)
Common Share Equivalent of Distributions Paid
to Preferred Shareholders:
  Net Investment Income.......................     (.02)       (.32)      (.40)     (.32)
  Net Realized Gain...........................     (.08)       (.01)       -0-       -0-
                                                -------     -------   --------   -------
Total from Investment Operations..............      .04        2.22       1.52     (1.04)
                                                -------     -------   --------   -------
Less Distributions Paid to Common
  Shareholders:
  Net Investment Income.......................      .52         .92        .90       .90
  Net Realized Gain...........................      .24         -0-        -0-       -0-
                                                -------     -------   --------   -------
NET ASSET VALUE, END OF THE PERIOD............  $ 16.87     $ 17.59   $  16.29   $ 15.67
                                                =======     =======   ========   =======
Common Share Market Price at End of the
  Period......................................  $ 15.19     $ 15.65   $13.6875   $ 13.50
Total Return (b)..............................    1.92%*     21.42%      8.28%   -13.29%
Net Assets at End of the Period (In
  millions)...................................  $ 259.0     $ 270.0   $  250.1   $ 240.5
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares (c).............    1.55%       1.58%      1.68%     1.62%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (c)......    7.37%       7.40%      8.04%     7.35%
Portfolio Turnover............................      15%*        34%        29%       30%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets
  Including Preferred Shares (c)..............     .98%       1.00%      1.03%     1.03%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d)......    7.06%       5.54%      5.49%     5.48%
SENIOR SECURITIES:
Total Preferred Shares Outstanding............    6,000       6,000      6,000     6,000
Asset Coverage Per Preferred Share (e)........  $68,188     $70,006   $ 66,683   $65,086
Involuntary Liquidating Preference Per
  Preferred Share.............................  $25,000     $25,000   $ 25,000   $25,000
Average Market Value Per Preferred Share......  $25,000     $25,000   $ 25,000   $25,000

 * Non-Annualized

(a) Net Asset Value at April 24, 1992, is adjusted for common and preferred share offering costs of $.229 per common share.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

(f) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the six months ended April 30, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .09%. Per share, ratios and supplemental data for periods prior to April 30, 2002 have not been restated to reflect this change in presentation.

                                                                       APRIL 24, 1992
                                                                       (COMMENCEMENT
YEAR ENDED OCTOBER 31,                                                 OF INVESTMENT
-------------------------------------------------------------------    OPERATIONS) TO
      1998       1997       1996       1995       1994       1993     OCTOBER 31, 1992
--------------------------------------------------------------------------------------
    $  16.96   $  16.12   $  15.85   $  14.39   $  17.30   $  14.99       $  14.77
    --------   --------   --------   --------   --------   --------       --------
        1.26       1.26       1.27       1.28       1.30       1.36            .61
         .64        .83        .27       1.58      (2.92)      2.33            .09
        (.35)      (.35)      (.36)      (.39)      (.27)      (.28)          (.14)
         -0-        -0-        -0-        -0-        -0-       (.02)           -0-
    --------   --------   --------   --------   --------   --------       --------
        1.55       1.74       1.18       2.47      (1.89)      3.39            .56
    --------   --------   --------   --------   --------   --------       --------
         .90        .90        .91       1.01       1.02       1.02            .34
         -0-        -0-        -0-        -0-        -0-        .06            -0-
    --------   --------   --------   --------   --------   --------       --------
    $  17.61   $  16.96   $  16.12   $  15.85   $  14.39   $  17.30       $  14.99
    ========   ========   ========   ========   ========   ========       ========
    $  16.50   $15.0625   $  13.75   $ 13.625   $  13.00   $ 16.375       $  14.50
      15.91%     16.54%      7.72%     12.70%    -14.96%     20.85%         -1.16%*
    $  270.3   $  260.3   $  247.5   $  243.3   $  220.9   $  265.6       $  230.1
       1.61%      1.64%      1.66%      1.75%      1.69%      1.62%          1.54%
       7.25%      7.64%      7.96%      8.45%      8.14%      8.22%          7.47%
         29%        49%        85%        70%        76%        52%            53%*
       1.03%      1.03%      1.03%      1.06%      1.05%      1.02%          1.04%
       5.24%      5.51%      5.73%      5.87%      6.43%      6.51%          5.82%
       3,000      3,000      3,000      3,000      3,000      3,000          3,000
    $140,098   $136,771   $132,502   $131,094   $123,637   $138,519       $126,715
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Opportunity Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust commenced investment operations on April 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2002, the Trust has $7,210,555 of when-issued and delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

    As required, effective November 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

accreting market discount on fixed income securities. Prior to November 1, 2001, the Trust did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $502,609 increase in cost of securities and a corresponding $502,609 decrease in net unrealized appreciation based on securities held by the Trust on November 1, 2001.

    The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $110,963; increase net unrealized depreciation by $68,616, and decrease net realized gains by $42,347. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Net realized gains or losses may differ for financial reporting purposes and tax reporting purposes as a result of losses relating to wash sale transactions.

    At April 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $379,015,336
                                                              ============
Gross tax unrealized appreciation...........................    28,592,189
Gross tax unrealized depreciation...........................       922,930
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 27,669,259
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. RECLASSIFICATIONS In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Trust has reclassified its Auction Preferred Shares ("APS") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In addition, distributions to APS shareholders are now classified as a component of the "Increase in net assets from operations" on the Statement of Operations and the Statements of Changes in Net Assets and as a component of the "Total from

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

investment operations" on the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..05% of the average daily net assets of the Trust. Effective May 15, 2002, this fee was reduced from .20% to .05% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2002, the Trust recognized expenses of approximately $10,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2002, the Trust recognized expenses of approximately $21,100 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $60,638,641 and $67,389,639, respectively.

4. PREFERRED SHARES

The Trust has outstanding 6,000 Auction Preferred Shares ("APS") in two series of 3,000 shares each. Dividends are cumulative and the dividend rate on each series is currently reset every 28 days through an auction process. The average rate in effect on April 30, 2002, was 1.610%. During the six months ended April 30, 2002, the rates ranged from 1.600% to 2.950%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN *

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
VMO SAR 6/02                                                   Member NASD/SIPC.
                                                                 6119F02-AS-6/02